                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  Pilgrim America Prime Rate Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

                                      N/A
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     (2) Aggregate number of securities to which transaction applies:

                                      N/A
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
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     (4) Proposed maximum aggregate value of transaction:

                                      N/A
         ---------------------------------------------------------------------

     (5) Total fee paid:

                                      N/A
         ---------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                       Pilgrim America Prime Rate Trust
                            Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004

                                                                   May 12, 1997

Dear Shareholder:

We are pleased to enclose the Notice and Proxy Statement for the Annual Meet-ing of Shareholders of Pilgrim America Prime Rate Trust (the "Trust"), to be held at 10:00 a.m., local time, June 24, 1997 at the offices of the Trust. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

At the Annual Meeting, Trust shareholders will be asked to consider and vote on the following proposals:

  . To elect six Trustees to serve until their successors are elected and qualified.

  . To ratify the appointment of KPMG Peat Marwick LLP as independent audi-tors for the Trust.

  . To transact such other business as may properly come before the Annual
    Meeting of Shareholders or any adjournments thereof.

The Trustees of the Trust have concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote FOR each of the proposals, which are described in more detail in the enclosed Proxy Statement.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Sincerely,

                                           Robert W. Stallings,
                                           President and Chairman of the Board

                       Pilgrim America Prime Rate Trust
  Two Renaissance Square 40 North Central Avenue, Suite 1200 Phoenix, Arizona
                             85004 (800) 331-1080

     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 24, 1997

To the Shareholders:

The Annual Meeting of Shareholders of Pilgrim America Prime Rate Trust (the "Trust") will be held on Tuesday, June 24, 1997 at 10:00 a.m., local time, at the offices of the Trust, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

  1. To elect six Trustees to serve until their successors are elected and qualified.

  2. To ratify the appointment of KPMG Peat Marwick LLP as independent audi-tors for the Trust for the fiscal year ending February 28, 1998.

  3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

Shareholders of record at the close of business on May 1, 1997 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accom-panying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                           By Order of the Board of Trustees,

                                           James M. Hennessy, Secretary

May 12, 1997

                       Pilgrim America Prime Rate Trust

                                PROXY STATEMENT

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 24, 1997

This Proxy Statement is furnished by the Board of Trustees of Pilgrim America Prime Rate Trust (the "Trust") in connection with the Trust's solicitation of voting instructions for use at the Annual Meeting of Shareholders of the Trust (the "Meeting") to be held on June 24, 1997, at 10:00 a.m., local time, at the offices of the Trust, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the purposes set forth below and in the ac-companying Notice of Annual Meeting. At the Meeting, the shareholders of the Trust will be asked:

  1. To elect six Trustees to serve until their successors are elected and qualified.

  2. To ratify the appointment of KPMG Peat Marwick LLP as independent audi-tors for the Trust for the fiscal year ending February 28, 1998.

  3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about May 12, 1997. Shareholders of the Trust whose shares of beneficial interest are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In ad-dition to the solicitation of proxies by mail, officers of the Trust and em-ployees of Pilgrim America Investments, Inc. ("Pilgrim America" or the "In-vestment Manager"), investment adviser to the Trust, and its affiliates, with-out additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The cost of the proxy solicita-tion will be borne by the Trust.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby cancelling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Trust that may be presented at the Meeting.

Each share of beneficial interest of the Trust (each a "Share" and, collec-tively, the "Shares") is entitled to one vote. Shareholders of the Trust at the close of business on May 1, 1997 (the "Record Date") will be entitled to be present and give voting instructions for the Trust at the Meeting with re-spect to their Shares owned as of such Record Date. As of April 23, 1997 there were 109,395,800.532 Shares outstanding and entitled to vote as of such Record Date, representing total net assets of approximately $1,029,576,639.

A majority of the outstanding Shares of the Trust on the Record Date, repre-sented in person or by proxy, must be present to constitute a quorum for the transaction of the Trust's business at the Meeting. A plurality of the votes cast at the Meeting is required for the election of Board Members (Proposal 1) and a majority of the votes cast at the Meeting is required for the ratifica-tion of independent accountants (Proposal 2).

If a quorum is not present at the Meeting, or if a quorum is present but suf-ficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Pro-posals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any fur-ther solicitation and the information to be provided to shareholders with re-spect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Pro-posals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a shareholder abstains from voting as to any matter, then the Shares held by such shareholder shall be deemed present at the Annual Meeting of the Trust for purposes of determining a quorum, but shall not be deemed represented at the Annual Meeting for pur-poses of calculating the vote with respect to such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the Shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed repre-sented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

Pilgrim America, whose address is Two Renaissance Square, 40 North Central Av-enue, Suite 1200, Phoenix, Arizona 85004, is the Investment Manager of the Trust. Pilgrim America Group, Inc., whose address is also Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Administrator.

1. TO ELECT SIX TRUSTEES TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND
   QUALIFIED

At the Meeting, six Trustees will be elected to serve as trustees, each to serve until his or her successor is duly elected and qualified. All of the nominees are currently Trustees. Mary A. Baldwin, Al Burton, Bruce S. Foers-ter, Jock Patton and Robert W. Stallings were last elected at the Special Meeting of Shareholders held on May 2, 1996. On May 5, 1997, the Board unani-mously voted to increase the number of Trustees of the Board from five to six, as provided for in the Trust's Agreement and Declaration of Trust, and elected John P. Burke to fill the newly created vacancy. Each nominee has consented to serve as a Trustee if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote in their discretion for another person or persons who may be nominated as Trustee.

The following table sets forth the name of each nominee and certain additional information.

                                                                         YEAR FIRST
                                                                           BECAME
                                        PRINCIPAL OCCUPATION              A BOARD
 NOMINEE                 AGE           FOR THE LAST FIVE YEARS             MEMBER
 -------                 ---           -----------------------           ----------
Mary A. Baldwin, Ph.D...  57 Trustee of the Trust and Director of each      1995
                             of the Funds in the Pilgrim America Group
                             of Funds; Realtor, The Prudential Arizona
                             Realty for more than the last five years;
                             Vice President, United States Olympic Com-
                             mittee (November 1996-Present); formerly
                             Treasurer, United States Olympic Committee
                             (November 1992-November 1996).
John P. Burke...........  65 Trustee of the Trust and Director of each      1997
                             of the Funds in the Pilgrim America Group
                             of Funds; Commissioner of Banking, State of
                             Connecticut (January 1995-Present); for-
                             merly President, Bristol Savings Bank (Au-
                             gust 1992-January 1995); and President, Se-
                             curity Savings and Loan (November 1989-Au-
                             gust 1992).
Al Burton...............  69 Trustee of the Trust and Director of each      1986
                             of the Funds in the Pilgrim America Group
                             of Funds; President of Al Burton Produc-
                             tions for more than the last five years;
                             formerly Vice President, First Run Syndica-
                             tion, Castle Rock Enter-tainment (July
                             1992-November 1994).
Bruce S. Foerster.......  56 Trustee of the Trust and Director of each      1995
                             of the Funds in the Pilgrim America Group
                             of Funds; President, South Beach Capital
                             Markets Advisory Corporation (January 1995-
                             Present); Director of Mako Marine Interna-
                             tional (since January 1996) and Aurora Cap-
                             ital, Inc. (since February 1995); formerly
                             Managing Director, US Equity Syndicate,
                             Lehman Brothers (June 1992-December 1994).
Jock Patton.............  51 Trustee of the Trust and Director of each      1995
                             of the Funds in the Pilgrim America Group
                             of Funds; Director, President and Co-Owner
                             StockVal, Inc. (April 1993-Present); Direc-
                             tor, Artisoft, Inc.; formerly Partner and
                             Director, Streich, Lang P.A. (1972-1993).

                                                                         YEAR FIRST
                                                                           BECAME
                                        PRINCIPAL OCCUPATION              A BOARD
 NOMINEE                 AGE           FOR THE LAST FIVE YEARS             MEMBER
 -------                 ---           -----------------------           ----------
Robert W. Stallings*....  48 Chairman, Chief Executive Officer and Pres-    1995
                             ident of the Trust and each of the Funds in
                             the Pilgrim America Group of Funds (since
                             April 1995); Chairman, Chief Executive Of-
                             ficer and President, Pilgrim America Group,
                             Inc. (since December 1994); Chairman, Pil-
                             grim America Investments, Inc. (since De-
                             cember 1994); Director, Pilgrim America Se-
                             curities, Inc. (since December 1994);
                             Chairman and Chief Executive Officer, Pil-
                             grim America Capital Corporation, formerly
                             Express America Holdings Corporation (since
                             August 1990).

---------
* As an officer of Pilgrim America, the Trust's Investment Manager, Mr. Stall-ings is an "interested person" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act").

During the Trust's fiscal year ended February 28, 1997, the Board held eleven meetings. Each of the Trustees, except for John P. Burke, who commenced serv-ice as Trustee on May 5, 1997, attended all of the meetings.

COMMITTEES

The Board has an Audit Committee whose function is to meet with the indepen-dent accountants of the Trust in order to review the scope of the Trust's au-dit, the Trust's financial statements and internal accounting controls, and to meet with Trust management concerning these matters, among other things. This Committee currently consists of all of the Independent Trustees (Mary A. Bald-win, John P. Burke, Al Burton, Bruce S. Foerster and Jock Patton). During the fiscal year ended February 28, 1997, the Audit Committee met two times. Each of the Independent Trustees, except for John P. Burke, who commenced service as a Trustee on May 5, 1997, attended both of the Audit Committee meetings. The Trust does not have a nominating or compensation committee.

REMUNERATION OF BOARD MEMBERS AND OFFICERS

The Trust pays each Independent Trustee, in addition to out-of-pocket ex-penses, the Trust's pro rata share, based on all of the investment companies in the Pilgrim America Group of Funds, of (i) an annual retainer of $20,000;
(ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; and (iv) $100 per special telephonic meeting. The pro rata share paid by the Trust is based upon the Trust's average net assets for the previous quarter as a percentage of the average net assets of all of the Funds in the Pilgrim America Group of Funds for which the Board Members serve in common as directors/trustees.

                              COMPENSATION TABLE

                      FISCAL YEAR ENDED FEBRUARY 28, 1997

                                                                     TOTAL
                                                                  COMPENSATION
                                                     AGGREGATE   FROM TRUST AND
                                                    COMPENSATION  FUND COMPLEX
 TRUSTEES                                            FROM TRUST  TO TRUSTEES(1)
 --------                                           ------------ --------------
Mary A. Baldwin....................................   $15,085       $28,600
John P. Burke (2)..................................   $     0       $     0
Al Burton..........................................   $15,085       $28,600
Bruce S. Foerster..................................   $15,085       $28,600
Jock Patton........................................   $15,085       $28,600
Robert W. Stallings................................   $     0       $     0

---------
(1) The Fund Complex consists of the following funds in the Pilgrim America Group of Funds: Pilgrim America Masters Series, Inc., which consists of Pilgrim America Masters Asia-Pacific Equity Fund, Pilgrim America Masters MidCap Value Fund, and Pilgrim America Masters LargeCap Value Fund; Pil-grim America Investment Funds, Inc., which consists of Pilgrim America MagnaCap Fund and Pilgrim America High Yield Fund; Pilgrim Government Se-curities Income Fund, Inc.; Pilgrim America Bank and Thrift Fund, Inc.; and Pilgrim America Prime Rate Trust.

(2) Commenced service as a Trustee on May 5, 1997.

RECOMMENDATION AND REQUIRED VOTE

The affirmative vote of the holders of a plurality of the shares of the Trust represented and voting at the meeting, assuming a quorum is present, is re-quired to approve the election of the nominees.

 THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE TRUST
                     VOTE FOR THE ELECTION OF THE NOMINEES

2.RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

At a meeting of the Board held on February 3, 1997, the Board, including a ma-jority of the Trustees who are not "interested persons" as defined in the 1940 Act, as well as the Trustees who are members of the Audit Committee, selected the accounting firm of KPMG Peat Marwick LLP to act as the independent audi-tors of the Trust for the fiscal year ending February 28, 1998.

KPMG Peat Marwick LLP has served as independent auditors for the Trust with respect to its financial statements for the fiscal years ending February 29, 1996 and February 28, 1997. A different auditing firm served as independent auditors for the Trust with respect to its financial statements for the fiscal year ending February 28, 1995 and prior years. The Board considered the serv-ices of the former auditing firm to have been satisfactory. However, based upon a recommendation from the Investment Manager, the Trustees deemed it ap-propriate at the meeting on June 7, 1995 to select KPMG Peat Marwick LLP as independent auditors. The Board selected KPMG Peat Marwick LLP after consider-ing that firm's experience as independent auditors to investment companies.

The former auditing firm resigned as independent auditors of the Trust on Oc-tober 25, 1995. The auditor's report on the Trust's financial statements for either of the past two years has not contained an adverse opinion or dis-claimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Trust's two most recent fiscal years, there were no disagreements with the former auditing firm on any matter of accounting principles or practices, financial statement disclosure, or au-diting scope or procedure, which disagreements, if not resolved to the satis-faction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

KPMG Peat Marwick LLP are independent auditors and have no direct financial or material indirect financial interest in the Trust. Representatives of KPMG Peat Marwick LLP are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The Board's selection is submitted to the shareholders for ratification.

RECOMMENDATION AND REQUIRED VOTE

The affirmative vote of the holders of a majority of the Shares of the Trust represented and voting at the meeting, assuming a quorum is present, is re-quired for the ratification of the selection of independent auditors.

 THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE TRUST RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE
                  TRUST FOR THE YEAR ENDING FEBRUARY 28, 1998

                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

EXECUTIVE OFFICERS OF THE TRUST

  Robert W. Stallings has been Chairman of the Board, Chief Executive Officer and President of the Trust since April 1995. Mr. Stallings' business experi-ence is described above under Proposal 1. The following additional persons currently are principal executive officers of the Trust:

                             POSITION WITH
NAME                           THE TRUST      PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
----                         -------------    --------------------------------------------
Howard Tiffen.. (Age 49)  Senior Vice         Senior Vice President, Pilgrim America
                          President and       Investments, Inc. (since November 1995).
                          Senior Portfolio    Formerly Managing Director of various
                          Manager (since      divisions of Bank of America (and its
                          January 1996 )      predecessor, Continental Bank) (1982-
                                              1995).

James R. Reis.. (Age 39)  Exec. Vice          Director, Vice Chairman (since December
                          President (since    1994), Executive Vice President (since
                          April 1995)         April 1995), and Treasurer (since Sep-
                          and Treasurer       tember 1996), Pilgrim America Group,
                          (since April 1997)  Inc. and Pilgrim America Investments,
                                              Inc.; Director (since December 1994),
                                              Vice Chairman (since November 1995) and
                                              Assistant Secretary (since January,
                                              1995), Pilgrim America Securities, Inc.;
                                              Executive Vice President, Treasurer, As-
                                              sistant Secretary, and Principal Finan-
                                              cial Officer of each of the funds in the
                                              Pilgrim America Group of Funds; Chief
                                              Financial Officer (since December 1993),
                                              Vice Chairman and Assistant Secretary
                                              (since April 1993) and former President
                                              (May 1991-December 1993), Pilgrim Amer-
                                              ica Capital Corporation, formerly Ex-
                                              press America Holdings Corporation; Vice
                                              Chairman (since April 1993) and former
                                              President (May 1991-December 1993), Ex-
                                              press America Mortgage Corporation.
James M. Hennessy.......  Senior Vice         Senior Vice President and Secretary
 (Age 48)                 President and       (since April 1995), Pilgrim America Cap-
                          Secretary (since    ital Corporation, formerly Express Amer-
                          April 1995)         ica Holdings Corporation, Pilgrim Amer-
                                              ica Group, Inc., Pilgrim America Securi-
                                              ties, Inc., and Pilgrim America Invest-
                                              ments, Inc.; Senior Vice President and
                                              Secretary of each of the funds in the
                                              Pilgrim America Group of Funds. Formerly
                                              Senior Vice President, Express America
                                              Mortgage Corporation (June 1992-August
                                              1994) and President, Beverly Hills Secu-
                                              rities Corp. (January 1990-June 1992).

Daniel A. Norman........ Senior Vice         Senior Vice President and Assistant Sec-
 (Age 39)                President (since    retary, Pilgrim America Group, Inc. and
                         April 1995) and     Pilgrim America Investments, Inc. (since
                         Assistant Portfolio December 1994); Senior Vice President
                         Manager (since      (since November 1995) and Treasurer and
                         September 1996)     Chief Financial Officer (since April
                                             1997), Pilgrim America Securities, Inc.
                                             Formerly Senior Vice President, Express
                                             America Mortgage Corporation and Express
                                             America Holdings Corporation (February
                                             1992-February 1996).

INFORMATION ABOUT THE TRUST

To the knowledge of the Trust, as of February 28, 1997, no current Trustee of the Trust owned 1% or more of the outstanding Shares of the Trust and the of-ficers and Trustees of the Trust owned, as a group, less than 1% of the Shares of the Trust. To the knowledge of the Trust, as of February 28, 1997, no per-son owned beneficially more than 5% of the outstanding Shares of the Trust. During the fiscal year ended February 28, 1997, Mr. Stallings ac-quired 52,521 shares, over 1% of the outstanding voting shares, of Pilgrim America Capital Corporation, formerly Express America Holdings Corporation, the indirect parent of the Investment Manager, in open market transactions.

SHAREHOLDER PROPOSALS

It is anticipated that the next annual meeting of the Trust will be held in June 1998. Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be received at the Trust's principal ex-ecutive offices by January 7, 1998 and must comply with all other legal re-quirements in order to be included in the Trust's proxy statement and form of proxy for that meeting.

REPORTS TO SHAREHOLDERS

The Trust will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Trust on request. Requests for such reports should be directed to Pilgrim America at Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or to the Trust at
(800) 331-1080.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

U.S. securities laws require that the Trust's shareholders owning more than 10% of the outstanding Shares, Trustees, and officers, as well as affiliated persons of the Trust's Investment Manager, report their ownership of the Trust's Shares and any changes in that ownership. During the fiscal year ended February 28, 1997, the filing dates for these reports were met, except that the Statement of Changes in Beneficial Ownership of Securities filed on behalf of Daniel A. Norman was inadvertently filed late. In making this disclosure, the Trust has relied on the written representations of the persons affected and copies of their relevant filings.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                           JAMES M. HENNESSY, Secretary

May 12, 1997
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004

                                Pilgrim America
                                     Funds

PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735

                       PILGRIM AMERICA PRIME RATE TRUST

The undersigned owner of Shares of Beneficial Interest (the "Shares") of Pilgrim America Prime Rate Trust (the "Trust") hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the Shares held by him at the Annual Meeting of Shareholders of the Trust to be held at 10:00 a.m., local time, on June 24, 1997 at Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [_]


PILRT KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------
DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILGRIM AMERICA PRIME RATE TRUST

This voting instruction shall be signed exactly as your name(s) appears hereon. If as an Attorney, Executor, Guardian or in some Representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


Vote On Proposals

                                                                                  For   Withhold For All
                                                                                  All     All    Except:
1.  Election of Trustees: 1) Mary A. Baldwin, 2) John P. Burke,
    3) Al Burton, 4) Bruce S. Foerster, 5) Jock Patton,                           [_]     [_]     [_]
    6) Robert W. Stallings

To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below.

-------------------------------------------------------------------
Vote on Proposals
                                                                                        For    Against Abstain
2.  To ratify the appointment of KPMG Peat Marwick LLP as Independent Auditors
    for the Trust for the fiscal year ending February 28, 1998.                         [_]      [_]     [_]

3.  To transact such other business as may properly come before the Annual
    Meeting of Shareholders or any adjournments thereof.                                [_]      [_]     [_]

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION TO YOUR TRUST, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.


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Signature [PLEASE SIGN WITHIN BOX]   Date

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Signature (Joint Owners)             Date